Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Form 11-K/A, Amendment to Central Vermont Public Service Corporation's (the "Company") Annual Report on Form 11-K for its Employee Savings and Investment Plan for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Robert H. Young, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company's Employee Savings and Investment Plan.

/s/ Robert H. Young

Robert H. Young
Chief Executive Officer
June 27, 2003

A signed original of this written statement required by Section 906 has been provided to Central Vermont Public Service Corporation ("CVPS") and will be retained by CVPS and furnished to the Securities and Exchange Commission or its staff upon request.